Exhibit 10.54

INFORMATION IN THIS EXHIBIT IDENTIFIED BY BRACKETS IS CONFIDENTIAL AND HAS BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10)(IV) OF REGULATION S-K BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO FEDEX IF PUBLICLY DISCLOSED.

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

FED-PA-3712-MISC-1903302

Federal Express Corporation

3610 Hacks Cross

Memphis, TN 38125

Attention:	Mr. Guy See Managing Director – Aircraft Acquisitions & Sales

Subject:	[*]

Reference:	Purchase Agreement No. 3712 (Purchase Agreement) between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 767-3S2F aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

[*]

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

FED-PA-3712-MISC-1903302 [*]	Page 1

BOEING PROPRIETARY

* Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it (i) is not material and (ii) would likely cause competitive harm to FedEx if publicly disclosed.

Very truly yours,

THE BOEING COMPANY

By:	/s/ Laura Ford

Its:	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: May 29                        , 2019

FEDERAL EXPRESS CORPORATION

By:	/s/ Kevin Burkhart

Its:	Vice President

FED-PA-3712-MISC-1903302 [*]	Page 2

BOEING PROPRIETARY

* Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it (i) is not material and (ii) would likely cause competitive harm to FedEx if publicly disclosed.